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                          SEVENTH AMENDMENT TO
                     REVOLVING CREDIT LOAN AGREEMENT


     THIS SEVENTH AMENDMENT TO REVOLVING CREDIT LOAN AGREEMENT dated as of August 5, 1997 (the "Seventh Amendment") by and among INTERFACE FLOORING SYSTEMS, INC., a corporation organized and existing under the laws of the State of Georgia (the "Borrower"), INTERFACE, INC., a corporation organized and existing under the laws of the State of Georgia ("Interface"), and SUNTRUST BANK, ATLANTA (formerly Trust Company Bank), a Georgia banking corporation (the "Bank").


                       W I T N E S S E T H:


     WHEREAS, the Borrower and the Bank are parties to, and Interface executed, for the purpose of acknowledging certain terms thereof, that certain Revolving Credit Loan Agreement dated as of August 5, 1991, as amended by that certain First Amendment to Revolving Credit Loan Agreement dated as of June 30, 1992, by that certain Second Amendment to Revolving Credit Loan Agreement dated as of August 5, 1993, by that certain Third Amendment to Revolving Credit Loan Agreement dated as of June 15, 1994, and by that certain Fourth Amendment to Revolving Credit Loan Agreement dated as of August 5, 1994, with Interface having joined as a party to the Revolving Credit Loan Agreement pursuant to that certain Joinder Agreement and Fifth Amendment to Revolving Credit Loan Agreement dated as of June 30, 1995, and by that certain Sixth Amendment to Revolving Credit Loan Agreement dated as of August 5, 1996 (as amended, the "Loan Agreement"; all terms used herein without definition shall have the meanings set forth in the Loan Agreement); and

     WHEREAS, the Borrower and Interface have requested the Loan Agreement be amended to extend the Commitment thereunder for an additional year, and the Bank has agreed to such amendment, subject to the terms and conditions of this Seventh Amendment;

     NOW, THEREFORE, for and in consideration of the sum of Ten Dollars ($10.00) paid in hand and for further good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, agree as follows:

1. DEFINED TERMS. Except as otherwise expressly defined herein, capitalized terms used in this Seventh Amendment that are defined in the Loan Agreement are used herein with the respective meanings specified for such capitalized terms in the Loan
Agreement.


2.   AMENDMENT TO SECTION 1.01 ("DEFINITIONS").

     Section 1.01 of the Loan Agreement is hereby amended as
follows:
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     (a)  by deleting the defined term "1995 Credit Agreement"
and accompanying definition in its entirety and substituting in lieu thereof the defined term "1997 Credit Agreement" and accompanying definition as follows:

          "1997 Credit Agreement" shall mean that certain Second Amended and Restated Credit Agreement dated as of June 25, 1997, among Interface, Interface Europe B.V., Interface Europe Limited, SunTrust Bank, Atlanta, as Domestic Agent and Collateral Agent, The First National Bank of Chicago, as Multicurrency Agent, and the Lenders listed on the signature pages thereof and each other bank or lending institution that has become a Lender thereunder.

     (b) by deleting the definition of "Maturity Date" in its entirety and substituting in lieu thereof the following definition:

          "Maturity Date" shall mean August 5, 1998, or such later date as the Bank and the Primary Credit Party may hereafter agree in writing to be the "Maturity Date" for purposes of the Loan Agreement.


3.   REFERENCES TO 1995 CREDIT AGREEMENT.

     Each and every reference in the Loan Agreement to the "1995
Credit Agreement" shall hereafter be deemed to refer to and mean the "1997 Credit Agreement" as defined in this Seventh Amendment.


4.   MISCELLANEOUS.

          (a) This Seventh Amendment shall be effective upon the receipt of the Bank of a duly executed counterpart of this Seventh Amendment in its office in Atlanta, Georgia. Upon such receipt each and every reference in the Loan Documents to the Loan Agreement shall mean the Loan Agreement as amended by this Seventh Amendment, and each and every reference in the Loan Documents to the "Maturity Date" shall mean the Maturity Date as defined in this Seventh Amendment. Except as expressly provided in this Seventh Amendment, the execution and delivery of this Seventh Amendment does not and will not amend, modify or supplement any provision of, or constitute a consent to or waiver of the noncompliance with the provisions of, the Loan Agreement and, except as specifically provided in this Seventh Amendment, the Loan Agreement shall remain in force and effect in accordance with its terms.

          (b) This Seventh Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and permitted assigns.

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          (c)  This Seventh Amendment shall be governed by and
construed in accordance with the laws of the State of Georgia without regard to the conflict of laws principles thereof.

     IN WITNESS WHEREOF, the parties hereto have caused this Seventh Amendment to be executed and delivered by their duly authorized officers as of the day and year first above written.

                              INTERFACE FLOORING SYSTEMS, INC.



                              By: /s/ Daniel T. Hendrix
                                   Name:  Daniel T. Hendrix
                                   Title: Sr. Vice President


                              Attest: /s/ Raymond S. Willoch
                                   Name: Raymond S. Willoch
                                   Title: Vice President & Secretary



                              INTERFACE, INC.



                              By: /s/ Daniel T. Hendrix
                                   Name: Daniel T. Hendrix
                                   Title: Sr. Vice President


                              Attest: /s/ Raymond S. Willoch
                                   Name: Raymond S. Willoch
                                   Title: Vice President & Secretary



                              SUNTRUST BANK, ATLANTA
                              (Formerly Trust Company Bank)



                              By: /s/ Thomas R. Banks
                                   Name: Thomas R. Banks
                                   Title: Assistant Vice President


                              By: /s/ R.B. King
                                   Name: Raymond B. King
                                   Title: Vice President




THE UNDERSIGNED GUARANTORS HEREBY CONSENT AND AGREE TO THE TERMS
OF THE FOREGOING SEVENTH AMENDMENT AND HEREBY RATIFY AND CONFIRM
THAT THE GUARANTY AGREEMENT REMAINS IN FULL FORCE AND EFFECT AS
OF THIS 5th DAY OF AUGUST, 1997:


INTERFACE EUROPE, INC., formerly
 Interface International, Inc.


By:  /s/ Daniel T. Hendrix
     Title: Senior Vice President


ROCKLAND REACT-RITE, INC.


By:   /s/ Daniel T. Hendrix
     Title: Senior Vice President


INTERFACE RESEARCH CORPORATION


By:  /s/ Daniel T. Hendrix
     Title: Serior Vice President


PANDEL, INC.


By:  /s/ Daniel T. Hendrix
     Title: Senior Vice President